Barrett International
Shares









Semiannual Report
February 28, 2001

A fund seeking long-term growth of capital by investing mainly in foreign equity securities.

Barrett International Shares are a class of the Scudder International Fund.

--------------------------------------------------------------------------------

 Board of Directors

 Linda C. Coughlin*       Director
 Henry P. Becton, Jr.     Director; President, WGBH Educational Foundation
 Dawn-Marie Driscoll      Director; President, Driscoll Associates; Executive
                          Fellow, Center for Business Ethics, Bentley College
 Edgar R. Fiedler         Director; Senior Fellow and Economic Counsellor,
                          The Conference Board, Inc.
 Keith R. Fox             Director; General Partner, The Exeter Group of Funds
 Joan E. Spero            Director; President, Doris Duke Charitable Foundation
 Jean Gleason Stromberg   Director; Consultant
 Jean C. Tempel           Director; Managing Director, First Light Capital, LLC
 Steven Zaleznick         Director; President and Chief Executive Officer,
                          AARP Services, Inc.

--------------------------------------------------------------------------------

 Officers

 Linda C. Coughlin*       President
 Thomas V. Bruns*         Vice President
 Irene T. Cheng*          Vice President
 Joyce E. Cornell*        Vice President
 Carol L. Franklin*       Vice President
 William F. Glavin*       Vice President
 Joan R. Gregory*         Vice President
 James E. Masur*          Vice President
 Howard S. Schneider*     Vice President
 Tien-Yu Sieh*            Vice President
 John Millette*           Vice President and Secretary
 Kathryn L. Quirk*        Vice President and Assistant Secretary
 John R. Hebble*          Treasurer
 Brenda Lyons*            Assistant Treasurer
 Caroline Pearson*        Assistant Secretary

 *Zurich Scudder Investments, Inc.

Dear Shareholders,

We are pleased to provide you with the February 28, 2001 semiannual report for the Barrett International Shares, a share class of Scudder International Fund (the "fund").

The past year has been exceptionally difficult for investors in international equities. Although overseas stocks are generally expected to provide investors with a measure of portfolio diversification, problems in the United States -- such as high market volatility and slower economic growth -- spread to all of the global markets.

Barrett International Shares did not perform well in this challenging environment. The shares posted a return of -16.11% during the six-month period^1, behind its benchmark but slightly ahead of the median return of the funds in its Lipper peer group. Given that the fund's management team has repositioned the portfolio so that it is more closely in line with its benchmark in terms of both country and sector allocations, the primary cause for underperformance during the period was stock selection.

It is unavoidable that over an extended length of time, any mutual fund will suffer from periods in which it underperforms, as Scudder International Fund did during the past year. At these times, we encourage investors to evaluate the fund based on the long-term performance record of the fund's Class S shares, which commenced operations in 1953. The Class S shares of the fund

^1 Barrett International Shares ranked 325 and 407 for the six-month and one-year periods as of 2/28/01. There were 751 and 700 funds, respectively, in Lipper's International Funds category. Performance includes reinvestment and capital gains and is no guarantee of future results.

have outperformed its unmanaged benchmark by a wide margin and finished in the top quartile of Lipper international funds over the three-, five-, and ten-year intervals.^2 The Class S shares are also ranked 4 stars by Morningstar Inc.(TM)^3

Of course, past performance is no guarantee of future results. But we believe that in an extended period of volatility and falling stock prices, a strong track record and experienced management team makes the fund a compelling option for investors who want to maintain exposure to the wealth of positive, dynamic trends that continue to impact the overseas economies.

Thank you for your continued investment in Barrett International Shares.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Barrett International Shares

^2 Scudder International Fund's Class S shares ranked 409, 95, 44, and 13 for the 1-, 3-, 5-, and 10- year periods as of 2/28/01. There were 700, 516, 312, and 56 funds, respectively, in Lipper's category. Performance includes reinvestment and capital gains and is no guarantee of future results.

Source: Lipper, Inc. as of 2/28/01.

^3 Class S shares received a 4-star Overall Morningstar Rating(TM) in the international category, reflecting Morningstar ratings for the following periods as of 2/28/01: 3-year, 4 stars; 5-year, 4 stars; 10-year, 4 stars. For these periods, there were 1278, 797, and 158 funds, respectively, in Morningstar's international category. Ratings are for the Class S shares only; other classes may vary.

Source: Morningstar, Inc. as of 2/28/01. Ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year returns in excess of the 90-day T-bill and a risk factor reflecting fund performance below the 90-day T-bill. The top 10% of the funds in a rating category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

Performance Update
--------------------------------------------------------------------------------
                                                               February 28, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

       Barrett International Shares      MSCI EAFE & Canada Index*

   4/98**         10000                           10000
   8/98            9168                            8780
   2/99           10071                           10018
   8/99           12121                           11078
   2/00           15907                           12693
   8/00           14220                           12426
   2/01           11154                           10513

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                    Total Return
                               Growth of                         Average
Period ended 2/28/2001          $10,000       Cumulative         Annual
--------------------------------------------------------------------------------
Barrett International Shares
--------------------------------------------------------------------------------
1 year                         $   7,500       -25.00%           -25.00%
--------------------------------------------------------------------------------
Life of Class**                $  12,096        20.96%             6.76%
--------------------------------------------------------------------------------
MSCI EAFE & Canada Index*
--------------------------------------------------------------------------------
1 year                         $   8,282       -17.18%           -17.18%
--------------------------------------------------------------------------------
Life of Class**                $  10,513         5.13%             1.78%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE BARRETT INTERNATIONAL SHARES TOTAL RETURN (%) AND MSCI EAFE & Canada Index* TOTAL RETURN (%)

BAR CHART DATA:

                                      Yearly periods ended February 28

                                      1999         2000          2001
--------------------------------------------------------------------------------
Fund Total
Return (%)                            32.71        57.94        -25.00
--------------------------------------------------------------------------------
Index Total
Return (%)                            26.18        26.71        -17.18
--------------------------------------------------------------------------------
Net Asset
Value ($)                             48.02        69.73         46.03
--------------------------------------------------------------------------------
Income
Dividends ($)                            --          .19           .09
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                      5.56         4.82          7.01
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Class commenced operations on April 3, 1998. Index comparisons begin April 30, 1998.

     Effective August 14, 2000, the Fund offers four share classes: Class S shares, Barrett International Shares, Class R Shares and Class AARP shares. In addition, as of the date noted above, all International shares of the Fund were redesignated as Class S shares. The total return information provided is for the Fund's Barrett International Shares class.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               February 28, 2001

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)                                   During the past
                                                          six months, management
                                                        has increased the fund's
                                                         weighting in Europe and
                                                            reduced its position
                                                                       in Japan.

    Europe                      76%
    Japan                       18%
    Pacific Basin                4%
    Canada                       2%
-----------------------------------
                               100%
-----------------------------------


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)                             The fund is currently
                                                         balanced between growth
                                                        stocks and value stocks.

    Financial                   26%
    Manufacturing               13%
    Communications               8%
    Consumer Staples             8%
    Service Industries           8%
    Technology                   7%
    Energy                       6%
    Health                       6%
    Utilities                    4%
    Other                       14%
-----------------------------------
                               100%
-----------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(22% of Portfolio)                                            The fund's top ten
                                                            holdings reflect its
                                                           focus on well-managed
                                                                  companies with
                                                              favorable earnings
                                                                       outlooks.

  1.  Aventis SA
      Manufacturer of life science products in France

  2.  Reed International plc
      Publisher of scientific, professional and business materials in the United Kingdom

  3.  Total Fina Elf SA
      Explorer of oil and natural gas in France

  4.  E.On AG
      Distributor of oil and chemicals in Germany

  5.  Bayer AG
      Provider of chemical products in Germany

  6.  Vodafone Group plc
      Provider of mobile telecommunication services in the United Kingdom

  7.  Nestle SA
      Producer of food and beverage products in Switzerland

  8.  Shell Transport & Trading plc
      Provider of oil in the United Kingdom

  9.  Assicurazioni Generali SpA
      Provider of insurance and financial services in Italy

 10.  BP Amoco plc
      Provider of oil internationally in the United Kingdom





For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               February 28, 2001

In the following interview, Portfolio Manager Irene Cheng discusses Barrett International Shares' (the "fund") strategy and the market environment during the six-month period ended February 28, 2001.

Q: Could you provide details on the challenges facing the international markets during the past six months?

A: Although foreign stocks are generally expected to provide investors with a measure of diversification, overseas stocks were hurt by a similar set of factors that caused the markets to crumble in the United States: slowing technology sales, rising energy prices, and fears of what slower growth in the U.S. would mean for the global economy. Virtually all of the major global markets posted losses over the period, and currency exchange rates were generally unfavorable for dollar-based investors. And as was the case in the U.S., volatility was high and most technology stocks fell sharply.

Q: The fund currently holds 76% of net assets in Europe. What is your view on the developments taking place there?

A: Europe's poor stock market performance obscures the important trends that we believe should support the region's economy in the long-term. Investors are rightly concerned that the weakness in the U.S. economy will prove contagious. However, the structural changes that we've discussed in the past continue at an accelerating pace. For instance, deregulation and restructuring (see glossary) are sweeping some of the region's most important industries; labor markets are growing more flexible; and tax code reform is becoming more widespread as deep cuts in Germany have forced other countries to compete in kind. We are also encouraged by the fact that barriers to merger and acquisition activity are falling, and that more companies are gaining access to financing (i.e., borrowing money and selling stock) in the capital markets.

So far, these changes have had a significant impact on Europe's economy, but this has yet to translate into strong relative performance for the region's markets. The good news is that this discrepancy raises the possibility of stronger stock market performance once investors recognize the importance of these changes. In light of our positive long-term outlook, we are taking advantage of weakness in stock prices to buy shares of companies that we expect to benefit from these trends.

Q: Sentiment regarding the outlook for Japan continues to worsen. Are you finding any opportunities there?

A: Faltering economic growth, concerns about the health of the banking system, and a lack of meaningful reform caused stock prices -- and the yen -- to suffer substantial declines throughout the period. While we believe that it will take a long time to resolve these issues, there are signs that much-needed structural reform could be on the horizon. The rapidly deteriorating state of public finances is forcing the government to acknowledge that its options with regard to additional fiscal stimulus (i.e., spending) packages is extremely limited. Meanwhile, we are finding opportunities in well-managed companies that we believe are poised for strong earnings growth. In many cases, this potential has arisen from meaningful restructuring initiatives. We believe that the key for successful investing in Japan has been -- and will continue to be -- a research-intensive, "bottom-up" (i.e., company-focused) approach.

Q: How did the fund perform during the period?

A: The fund's Class S shares total return for the six-month period ended February 28, 2001, was -16.11%. In contrast, its unmanaged benchmark -- the MSCI EAFE + Canada Index -- returned -15.40%. The primary detractor from performance was the fund's position in a number of technology and telecommunications stocks that suffered as the sharp downturn of the U.S. economy and global stock markets significantly affected technology spending plans by major corporations.

Although the fund underperformed during the reporting period -- and throughout the past year -- we remain confident in the long-term effectiveness of our stock selection process. Utilizing our large team of economists and stock analysts, we integrate broad global themes, country analysis, and individual company assessment into our investment process. When assessing individual companies, we look at a wide range of factors, including their products, earnings, financial strength, management, and competition. Most important, we look for companies or industries that are experiencing positive fundamental changes. We believe that this approach enables us to find the companies best positioned to capitalize on the favorable long-term trends we see unfolding in the global economy.

Q: How is the portfolio positioned with respect to growth stocks versus value stocks?

A: The fund holds roughly an equal balance between growth and value. We have kept the fund underweighted in the technology sector, and have increased its exposure to traditional value areas such as pharmaceuticals, utilities, banks, and consumer staples. This gave the portfolio a larger weighting in "defensive" stocks, i.e., those that tend to hold up better in down markets, and helped support performance when the fund's remaining weighting in technology continued to decline. We feel that this neutral approach is warranted given the extreme volatility of the markets, which makes it difficult to pick winning industries.

The fund's underweighting in technology is heavily influenced by our cautious projections for the European telecommunications equipment market. We expect that increasing competition among equipment vendors and the weak financial position of telecom operators -- which are the equipment companies' largest customers -- will pressure the performance of these stocks despite strong expectations for demand. The fund's current holdings in the tech sector include selected Japanese companies benefiting from restructuring and the declining value of the yen. In addition, the portfolio holds a number of semiconductor equipment vendors such as Tokyo

Electron (Japan) and Advantest (Japan), which we believe to have reached attractive valuations following recent sharp price declines.

Q: What is your outlook for the international stock markets?

A: We anticipate that the environment for overseas equities will remain challenging in the months ahead. As the markets wrestle with the peculiar combination of falling short-term interest rates and declining corporate earnings, we believe it is likely that the high volatility we have witnessed in the global markets during the past year will persist. International markets are under pressure on a variety of fronts, the most important of which is the economic slowdown in the United States and its potential effects on corporate earnings worldwide. In this uncertain environment, our security selection will remain focused on companies and industries that are undergoing positive change, and that we believe will be able to perform well regardless of the direction of the global economy.

Glossary of Investment Terms
--------------------------------------------------------------------------------

Growth Stock          Stock of a company that has displayed above-average
                      earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. They are distinct from value stocks.

Restructuring         The general term for major corporate changes aimed at
                      greater efficiency and adaptation to changing markets.
                      Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.

Value Stock           A company whose stock price does not fully reflect its
                      intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields than growth stocks. They are distinct from growth stocks.

Weighting             Refers to the allocation of assets-- usually in terms of
(over/under)          sectors, industries, or countries-- within a portfolio
                      relative to the portfolio's benchmark index or investment universe.


(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                                     as of February 28, 2001
------------------------------------------------------------------------------------------------

                                                                     Principal
                                                                    Amount (c)         Value ($)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Repurchase Agreements 3.5%
------------------------------------------------------------------------------------------------

 Salomon Smith Barney, 5.45%, to be repurchased at                                 -------------
    $144,081,809 on 3/1/2001** (Cost $144,060,000) ..............   144,060,000      144,060,000
                                                                                   -------------
Short-Term Investments 2.0%

 Colgate Palmolive, 5.44***, 3/30/2001 ..........................     7,000,000        6,969,550
 Federal Home Loan Bank Discount Note, 4.95%***,
    3/1/2001 ....................................................    40,000,000       40,000,000
 Verizon Network Funding, 5.50%***, 4/3/2001 ....................    35,000,000       34,825,146
------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $81,794,696)                                       81,794,696
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Convertible Bonds 0.0%
------------------------------------------------------------------------------------------------

 United Kingdom
 British Aerospace plc, 7.45%, 11/29/2003                                          -------------
    (Producer of military aircrafts) (Cost $66,099) GBP .........        88,051          101,865
                                                                                   -------------

Participating Loan Notes 0.3%

 Luxembourg
 Eurotunnel Finance Ltd., Step-up Coupon, 1% to
    12/31/2005, 1% plus 26.45% of net available cash flow                          -------------
    to 4/30/2040 (Cost $13,351,889) .............................        10,250(b)    12,114,351
                                                                                   -------------

                                                                      Shares
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Common Stocks 94.2%
------------------------------------------------------------------------------------------------

 Australia 1.3%
 BHP Ltd. (Producer of petroleum, mineral and
    steel products) .............................................     3,174,894       35,196,824
 WMC Ltd. (Developer of mineral products) .......................     4,561,074       19,163,874
                                                                                   -------------
                                                                                      54,360,698
                                                                                   -------------
 Belgium 0.6%
 Dexia Strip VVRR* (Provider of municipal lending services) .....         8,015               74
 Interbrew* (Operator of brewing business) ......................       827,300       23,153,428
 Interbrew Strip VVRR* ..........................................       622,500            5,748
                                                                                   -------------
                                                                                      23,159,250
                                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

                                                                 Shares       Value ($)
---------------------------------------------------------------------------------------
 Canada 2.3%
 Canadian National Railway Co. (Operator of
    railroads) ............................................     1,557,078    58,541,187
 Celestica Inc.* (Provider of services to original equipment
    manufacturers) ........................................       160,300     7,854,700
 Nortel Networks Corp. (Provider of telephone, data and
    wireless products for the Internet) ...................     1,559,609    28,837,170
                                                                            -----------
                                                                             95,233,057
                                                                            -----------
 Denmark 0.4%
 Infineon Technologies AG (Manufacturer and marketer
    of semiconductors) ....................................       506,925    16,897,297
                                                                            -----------

 France 17.5%
 AXA SA (Provider of insurance, finance and real
    estate services) ......................................       260,513    33,002,728
 Accor SA (Operator of hotels, travel agencies and
    restaurants) ..........................................       382,913    15,093,592
 Alcatel SA (Manufacturer of transportation,
    telecommunication and energy equipment) ...............       680,018    26,559,941
 Aventis SA (Manufacturer of life science products) .......     1,453,595   117,843,129
 BNP Paribas SA (Provider of banking services) ............       492,086    40,347,841
 Bouygues SA (Developer of large public projects,
    real estate, off-shore oil platforms and energy
    networks) .............................................       722,438    28,276,804
 Christian Dior SA (Manufacturer of luxury products) ......       633,936    27,610,713
 Compagnie Generale d'Industrie et de Participations
    (Producer of automobile components, diagnostic
    equipment and abrasive pellets) .......................       212,783    11,886,627
 Credit Lyonnais SA (Provider of diversified banking
    services) .............................................     1,010,969    35,313,479
 Etablissements Economiques du Casino
    Guichard-Perrachon SA (pfd.) (Operator of supermarkets
    and convenience stores) ...............................       450,360    29,919,680
 Eurotunnel SA* (Designer, financier and constructor of
    Eurotunnel) ...........................................    24,681,677    24,385,113
 France Telecom SA (Provider of telecommunication
    services) .............................................       260,981    15,591,199
 Pinault-Printemps-Redoute SA (Operator of
    department stores) ....................................       105,558    21,355,014
 Rhodia SA (Manufacturer of drug and chemical
    products) .............................................     2,286,734    32,833,137
 Schneider Electric SA (Manufacturer of electronic
    components and automated manufacturing systems) .......       660,894    43,326,787
 Societe BIC SA (Manufacturer of office supplies) .........       414,998    17,703,303

    The accompanying notes are an integral part of the financial statements.

                                       15

                                                                 Shares       Value ($)
--------------------------------------------------------------------------------------

 Suez Lyonnaise des Eaux SA (Provider of water and
    electric utility services) ...........................       383,402    63,722,559
 Total Fina Elf SA (Explorer of oil and natural gas) .....       700,909    99,342,789
 Vivendi Universal SA (Provider of various public services)      634,057    40,162,316
                                                                         -------------
                                                                           724,276,751
                                                                         -------------
 Germany 14.8%
 Allianz AG (Provider of multi-line insurance services) ..       129,515    42,991,767
 BASF AG (Producer of chemical products) .................       326,364    14,705,791
 Bayer AG (Producer of chemical products) ................     1,855,373    90,626,088
 Bayerische Hypo-und Vereinsbank AG (Provider of
    banking services) ....................................       820,505    50,760,088
 Celanese AG (Manufacturer and distributor of
    industrial chemicals) ................................        95,341     1,721,047
 Commerzbank AG (Provider of banking services) ...........       578,818    15,338,760
 Deutsche Bank AG (Registered) (Provider of financial
    services) ............................................       590,238    49,049,661
 Deutsche Post AG* (Registered) (Provider of mail
    delivery) ............................................     1,044,266    22,379,615
 Deutsche Telekom AG (Registered) (Provider of
    telecommunication services) ..........................       652,944    15,916,449
 Dresdner Bank AG (Provider of banking services) .........       992,518    41,056,577
 E.On AG (Distributor of oil and chemicals) ..............     1,823,850    93,464,875
 Ergo Versicherungs Gruppe AG (Provider of insurance
    services) ............................................       214,903    32,641,846
 Heidelberger Druckmaschinen AG (Manufacturer of
    commercial printing presses) .........................       119,282     7,599,593
 KarstadtQuelle AG (Operator of department stores) .......        82,469     2,908,844
 Metro AG (Operator of building, clothing, electronic
    and food stores) .....................................       597,400    28,821,584
 Muenchener Rueckversicherungs-Gesellschaft AG
    (Registered) (Provider of financial and insurance
    services) ............................................       111,094    36,128,197
 Preussag AG (Provider of a diverse array of services) ...       375,452    14,282,952
 ProSieben Sat.1 Media AG (pfd.) (Producer of television
    programming and operator of Internet Web sites) ......       338,830     9,072,901
 SAP AG-- VORZUG (pfd.) (Manufacturer of computer
    software) ............................................       119,983    18,944,457
 Siemens AG (Developer of electrical products) ...........       206,210    24,028,984
                                                                         -------------
                                                                           612,440,076
                                                                         -------------
 Hong Kong 1.1%
 China Mobile (Hong Kong) Ltd.* (Provider of cellular
    telecommunication services) ..........................     3,846,000    21,005,346
 Hutchison Whampoa Ltd. (Provider of investment services)      1,690,300    20,045,481

    The accompanying notes are an integral part of the financial statements.

                                       16


                                                                    Shares       Value ($)
------------------------------------------------------------------------------------------

MTR Corp., Ltd.* (Provider of public transport services) .....     2,438,000     4,485,352
                                                                              ------------
                                                                                45,536,179
                                                                              ------------
Italy 6.0%
Alleanza Assicurazioni SpA (Provider of life
   insurance services) .......................................     1,440,400    21,705,490
Assicurazioni Generali SpA (Provider of insurance and
   financial services) .......................................     2,012,200    70,323,967
Banca Intesa SpA (Provider of banking services) ..............    11,668,959    49,131,869
Holding di Partecipazioni Industriali SpA (Operator of a
   diverse holding company) ..................................     2,530,450     9,112,314
Mediobanca SpA (Provider of banking services) ................     5,445,400    60,436,678
Riunione Adriatica di Sicurta SpA (Provider of insurance
   services) .................................................     2,772,450    37,861,536
                                                                              ------------
                                                                               248,571,854
                                                                              ------------
Japan 16.9%
Advantest Corp. (Producer of measuring instruments
   and semiconductor testing devices) ........................       135,200    15,478,720
Chugai Pharmaceutical Co., Ltd. (Producer of
   pharmaceuticals) ..........................................     1,956,000    28,054,648
DDI Corp. (Provider of telecommunication services) ...........         2,033     8,652,537
Daiwa Securities Group, Inc. (Provider of brokerage
   and other financial services) .............................     2,489,000    22,690,832
East Japan Railway Co. (Operator of railroad services) .......         5,672    31,816,888
Matsushita Electric Industrial Co., Ltd. (Manufacturer
   of consumer electronic products) ..........................     2,719,000    51,149,047
Mitsubishi Estate Co., Ltd. (Provider of real estate services)     3,752,000    36,887,640
Mitsui Fudosan Co., Ltd. (Provider of real estate services) ..     4,396,000    42,395,880
Mizuho Holdings, Inc. (Provider of financial services) .......         7,440    45,597,549
Murata Manufacturing Co., Ltd. (Manufacturer of
   ceramic applied electronic computers) .....................       234,600    19,430,184
NEC Corp. (Manufacturer of telecommunication and
   computer equipment) .......................................     2,111,000    34,302,852
NTT DoCoMo, Inc. (Provider of telecommunication
   services and equipment) ...................................         2,729    47,155,856
Nissan Motor Co., Ltd.* (Manufacturer of motor vehicles) .....     5,271,000    33,919,612
Nomura Securities Co., Ltd. (Provider of financial services) .     2,494,000    48,933,180
Rohm Co., Ltd. (Developer of linear ICs and
   semiconductors) ...........................................        64,300    10,399,217
Sakura Bank, Ltd. (Provider of banking services) .............     7,116,000    42,097,549
Sankyo Co., Ltd. (Manufacturer of pharmaceutical
   products) .................................................     1,630,000    33,923,647
Sharp Corp. (Manufacturer of consumer and industrial
   electronics) ..............................................     3,517,000    44,785,768

    The accompanying notes are an integral part of the financial statements.

                                       17


                                                                 Shares       Value ($)
--------------------------------------------------------------------------------------

 Sony Corp. (ADR) (Manufacturer of consumer and
   industrial electronic equipment) ......................       133,400     9,539,434
Sony Corp. ...............................................       354,500    25,498,170
Sumitomo Electric Industries Ltd. (Manufacturer of
   electric wires and cables) ............................     2,098,000    25,090,994
Toshiba Corp. (Manufacturer of electric machinery) .......     2,907,000    16,207,737
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of
   pharmaceutical products) ..............................       738,000    27,577,630
                                                                          ------------
                                                                           701,585,571
                                                                          ------------
Netherlands 6.8%
ABN AMRO Holding NV (Provider of financial services) .....     1,360,090    30,014,553
Akzo Nobel NV (Producer and marketer of healthcare
   products, coatings, chemicals and fibers) .............       507,110    24,676,248
ASM Lithography Holding NV (Developer, manufacturer
   and marketer of photolithography projections
   systems) ..............................................       832,500    18,225,612
Elsevier NV (International publisher of scientific,
   professional, business, and consumer information
   books) ................................................     1,013,940    14,342,913
Equant NV* (Provider of international data network
   services) .............................................       646,800    17,856,960
European Aeronautic Defence and Space Co.*
   (Manufacturer of airplanes and military equipment) ....       696,789    14,476,052
Fortis (NL) NV (Provider of banking and insurance
   services) .............................................       506,800    14,712,466
Gucci Group NV (New York Shares) (Designer and
   producer of personal luxury accessories and apparel) ..       406,880    35,752,546
Heineken NV (Producer of beer and soft drinks) ...........       840,700    46,614,431
ING Groep NV (Provider of insurance and financial
   services) .............................................       329,300    22,819,638
Unilever NV (Manufacturer of branded and packaged
   consumer goods) .......................................       497,100    28,159,482
VNU NV (Provider of international publishing services) ...       467,520    19,900,659
                                                                          ------------
                                                                           287,551,560
                                                                          ------------
Singapore 0.1%
Chartered Semiconductor Manufacturing Ltd. (ADR)*
   (Provider of wafer fabrication services to
   semiconductor suppliers) ..............................       205,400     6,007,950
                                                                          ------------

Spain 1.2%
Repsol YPF, SA (Manufacturer of crude oil and natural gas)       405,681     6,929,832
Telefonica SA (Provider of telecommunication services) ...     2,462,987    42,186,388
                                                                          ------------
                                                                            49,116,220
                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

                                       18


                                                                 Shares       Value ($)
---------------------------------------------------------------------------------------

 Sweden 0.4%
 Telefonaktiebolaget LM Ericsson AB "B" (Producer of
    advanced systems and products for wired and mobile
    communications) .......................................     1,850,180    15,461,219
                                                                           ------------

 Switzerland 6.2%
 Nestle SA (Registered) (Producer of food and beverage
    products) .............................................        36,641    80,427,182
 Roche Holding AG (Manufacturer of pharmaceutical
    and chemical products) ................................         3,286    28,339,462
 STMicroelectronics NV (Manufacturer of semiconductor
    integrated circuits) ..................................       451,288    14,251,029
 Swiss Re (Registered) (Provider of life insurance services)       10,710    22,507,870
 Serono SA "B" (Developer and marketer of biotechnology
    products) .............................................        56,822    46,690,893
 UBS AG (Registered) (Provider of banking and asset
    management services) ..................................       405,567    64,610,901
                                                                           ------------
                                                                            256,827,337
                                                                           ------------
 Taiwan 0.5%
 GigaMedia Ltd.* (Provider of broadband internet access
    services and content) .................................       382,327       967,765
 Hon Hai Precision Industry Co., Ltd. (Manufacturer of
    electronic products) ..................................           120           746
 Taiwan Semiconductor Manufacturing Co. (Manufacturer
    of integrated circuits) ...............................     4,303,000    11,971,252
 United Microelectronics Corp., Ltd. (Manufacturer of
    integrated circuits) ..................................     5,250,000     8,601,236
                                                                           ------------
                                                                             21,540,999
                                                                           ------------
 United Kingdom 18.1%
 ARM Holdings plc* (Designer of RISC microprocessors
    and related technology) ...............................     2,270,070    10,176,521
 BOC Group plc (Producer of chemical products) ............     3,019,758    44,716,777
 BP Amoco plc (Provider of oil) ...........................     8,443,909    69,967,533
 British Airways plc (Provider of passenger and cargo
    airline services) .....................................     4,228,209    24,595,230
 British Telecom plc (Provider of telecommunication
    services) .............................................     1,593,988    13,138,879
 Cable and Wireless plc (Provider of telecommunication
    services) .............................................     2,975,221    32,268,508
 Compass Group plc* (Operator of an international
    foodservice group) ....................................     2,516,600    20,088,692
 Diageo plc (Producer and distributor of food products) ...     2,154,630    21,888,572
 EMI Group plc (Producer of music recordings) .............     4,575,621    32,290,016
 GlaxoSmithKline plc (Manufacturer of
    pharmaceutical products) ..............................     2,350,402    64,749,364

    The accompanying notes are an integral part of the financial statements.

                                       19


                                                                      Shares       Value ($)
----------------------------------------------------------------------------------------------

 Granada plc (Producer of television programs and
    movies) ..................................................       7,644,298      21,335,032
 RMC Group plc (Produces and supplies building and
    construction materials) ..................................         475,531       5,208,378
 Reed International plc (Publisher of scientific,
    professional and business materials) .....................      10,841,595     108,805,549
 Reuters Group plc (Provider of international news and
    information) .............................................       3,793,230      58,529,120
 Rio Tinto plc (Developer of mining products) ................       2,968,256      54,728,045
 Shell Transport & Trading Co. plc (Provider of oil) .........       9,227,477      76,727,175
 Vodafone Group plc (Provider of mobile
    telecommunication services) ..............................      32,758,550      88,941,205
                                                                                  ------------
                                                                                   748,154,596
                                                                                  ------------

----------------------------------------------------------------------------------------------
Total Common Stocks (Cost $3,787,150,672)                                        3,906,720,614
----------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $4,026,423,356) (a)                   4,144,791,526
----------------------------------------------------------------------------------------------

*        Non-income producing.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
***      Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $4,027,205,109. At February 28, 2001, net unrealized appreciation for all securities based on tax cost was $117,586,417. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $526,550,665 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $408,964,248.
(b) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.
(c)      Principal amount stated in U.S. dollars unless otherwise noted.

    Currency Abbreviation
    ----------------------------------
    EUR        Euro

    GBP        Great Britain Pound



    The accompanying notes are an integral part of the financial statements.

Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of February 28, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $4,026,423,356) ..   $ 4,144,791,526
Cash .......................................................             5,982
Foreign currency, at value (cost $2,521,775) ...............         2,522,166
Receivable for investments sold ............................        24,881,524
Dividends receivable .......................................         2,402,961
Interest receivable ........................................            24,232
Receivable for Fund shares sold ............................         6,508,729
Foreign taxes recoverable ..................................         4,803,901
                                                               ---------------
Total assets ...............................................     4,185,941,021

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased ..........................        33,942,618
Payable for Fund shares redeemed ...........................        24,464,257
Accrued management fee .....................................         2,336,161
Other accrued expenses and payables ........................         1,175,249
                                                               ---------------
Total liabilities ..........................................        61,918,285
--------------------------------------------------------------------------------
Net assets, at value                                           $ 4,124,022,736
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income   $    (7,900,195)
Net unrealized appreciation (depreciation) on:
  Investments ..............................................       118,368,170
  Foreign currency related transactions ....................          (145,746)
Accumulated net realized gain (loss) .......................      (127,407,999)
Paid-in capital ............................................     4,141,108,506
--------------------------------------------------------------------------------
Net assets, at value                                           $ 4,124,022,736
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------
Statement of Assets and Liabilities (continued)
-------------------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($48,333,075 /
   1,053,229 shares of capital stock outstanding, $.01 par value, 100,000,000    ---------
   shares authorized) .........................................................   $   45.89
                                                                                  ---------
Class S
Net Asset Value, offering and redemption price per share ($4,012,877,718 /
   87,469,354 shares of capital stock outstanding, $.01 par value, 200,000,000    ---------
   shares authorized) .........................................................   $   45.88
                                                                                  ---------

Class A (formerly Class R)
Net Asset Value, offering and redemption price per share ($45,105,420 / 986,742
   shares of capital stock outstanding, $.01 par value, 200,000,000 shares        ---------
   authorized) ................................................................   $   45.71
                                                                                  ---------

Maximum offering price per share                                                  ---------
   (100 / 94.25 of $45.71) ....................................................   $   48.50
                                                                                  ---------

Class B
Net Asset Value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($265,661 / 5,820 shares of capital stock              ---------
   outstanding, $.01 par value, 200,000,000 shares authorized) ................   $   45.65
                                                                                  ---------

Class C
Net Asset Value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($191,737 / 4,202 shares of capital stock              ---------
   outstanding, $.01 par value, 200,000,000 shares authorized) ................   $   45.63
                                                                                  ---------

Barrett International Shares
Net Asset Value, offering and redemption price per share ($17,248,210 / 374,758
   shares of capital stock outstanding, $.01 par value, 100,000,000 shares        ---------
   authorized) ................................................................   $   46.02
                                                                                  ---------

Class I
Net Asset Value, offering and redemption price per share ($914.5 / 20 shares of   ---------
   capital stock outstanding, $.01 par value, 100,000,000 shares authorized) ..   $   45.73
                                                                                  ---------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------
Statement of Operations for the six months ended February 28, 2001
-------------------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $2,845,548) ...................   $  11,621,804
Interest (net of foreign taxes withheld of $10,977) .......................       5,799,321
                                                                              -------------
Total Income ..............................................................      17,421,125
                                                                              -------------
Expenses:
Management fee ............................................................      15,040,968
Administrative fee ........................................................       8,326,028
Adminstrative services fees ...............................................          53,244
Distribution services fees ................................................             243
Directors' fees and expenses ..............................................          39,475
Other .....................................................................         435,372
                                                                              -------------
Total expenses ............................................................      23,895,330
-------------------------------------------------------------------------------------------
Net investment income (loss)                                                     (6,474,205)
-------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...............................................................      36,057,296
Foreign currency related transactions (including foreign taxes
   of $773,067) ...........................................................      (3,513,045)
                                                                              -------------
                                                                                 32,544,251
                                                                              -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ...............................................................    (807,607,235)
Foreign currency related transactions .....................................         338,408
                                                                              -------------
                                                                               (807,268,827)
-------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                     (774,724,576)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $(781,198,781)
-------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                       Six Months
                                                                                                    Ended February     Year Ended
Increase (Decrease) in Net Assets                                                                      28, 2001     August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                                                         $  (6,474,205)  $   11,993,808
Net realized gain (loss) on investment transactions                                                     32,544,251      635,576,729
Net unrealized appreciation (depreciation) on investment transactions during the period               (807,268,827)     (12,242,341)
                                                                                                    ---------------  ---------------
Net increase (decrease) in net assets resulting from operations                                       (781,198,781)     635,328,196
                                                                                                    ---------------  ---------------
Distributions to shareholders from:
Net investment income:
  Class AARP                                                                                               (58,132)              --
                                                                                                    ---------------  ---------------
  Class S                                                                                               (4,154,339)      (9,066,651)
                                                                                                    ---------------  ---------------
  Barrett International Shares                                                                             (35,400)         (83,506)
                                                                                                    ---------------  ---------------
Net realized gains:
  Class AARP                                                                                            (2,832,588)              --
                                                                                                    ---------------  ---------------
  Class S                                                                                             (222,804,901)    (489,044,063)
                                                                                                    ---------------  ---------------
  Barrett International Shares                                                                          (1,054,123)      (2,802,911)
                                                                                                    ---------------  ---------------
  Class A (formerly Class R)                                                                            (2,225,862)      (3,204,448)
                                                                                                    ---------------  ---------------
Fund share transactions:
Proceeds from shares sold                                                                            2,800,738,550    4,961,467,887
Net assets acquired in tax-free reorganization                                                                  --      103,167,614
Reinvestment of distributions                                                                          219,201,169      464,101,472
Cost of shares redeemed                                                                             (2,860,749,801)  (4,318,525,427)
                                                                                                    ---------------  ---------------
Net increase (decrease) in net assets from Fund share transactions                                     159,189,918    1,210,211,546
                                                                                                    ---------------  ---------------
Increase (decrease) in net assets                                                                     (855,174,208)   1,341,338,163
Net assets at beginning of period                                                                    4,979,196,944    3,637,858,781
Net assets at end of period
   (including accumulated distributions in excess of net investment income of $7,900,195
   and undistributed net investment income of $2,821,881, respectively)                             --------------   ---------------
                                                                                                    $4,124,022,736   $4,979,196,944
                                                                                                    ---------------  ---------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Barrett International Shares

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             2001(a)  2000(b)  1999(c)  1999(d)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                         $57.95     $54.94  $50.14   $52.40
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (g)                                                             (.06)       .25     .25(f)   .52(e)
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                          (9.10)       9.45   7.20     2.78
----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                            (9.16)      9.70    7.45     3.30
----------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                        (.09)      (.19)     --       --
----------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                               (2.68)     (6.50)  (2.65)   (5.56)
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                         (2.77)     (6.69)  (2.65)   (5.56)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $46.02     $57.95  $54.94   $50.14
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                             (16.11)**   17.31   15.27**   6.60**
----------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           17         26      25       23
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                          1.05*       .96    1.03*    1.08*
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                      (.13)(h)**  .39    1.11*    1.02*
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                      65*        83      82*      80
----------------------------------------------------------------------------------------------------------------------------------

(a)  For the six months ended February 28, 2001.

(b)  For the year ended August 31, 2000.

(c) For the five months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from March 31 to August 31.

(d) For the period from April 3, 1998 (commencement of sales of Barrett International Shares) to March 31, 1999.

(e) Net investment income per share includes non-recurring dividend income amounting to $.09 per share.

(f) Net investment income per share includes non-recurring dividend income amounting to $.02 per share.

(g)  Based on monthly average shares outstanding during the period.

(h) The ratio for the six months ended February 28, 2001 has not been annualized since the Fund believes it would not be appropriate because the the Fund's dividend income is not earned ratably throughout the fiscal year.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. On December 29, 2000 the Fund commenced offering additional shares: Class B, Class C and Class I. In addition, on December 29, 2000, Class R shares were redesignated as Class A. The seven classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Class I shares are offered to a limited group of investors, are not subject to initial or deferred sales charges and have lower ongoing expenses than other classes. Barrett International Shares are offered to a limited group of investors and are not subject to initial or deferred sales charges. Shares of Class AARP are especially designed for members of AARP are not subject to initial or deferred sales charges. Class S are not subject to initial or deferred sales charges. After December 29, 2000, Class S shares are generally not available to new investors. Certain detailed information for the Class AARP, S, A, B, C, and I is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchase and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is subject to a 0.20% Taiwan dollar income tax on foreign exchange gain transactions.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward contracts, passive foreign investment companies and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Divided income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $1,414,455,525 and $1,522,812,959, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.675% on the first $6,000,000,000 of average daily net assets, 0.625% on the next $1,000,000,000 of such net assets, and 0.60% of such net assets in excess of $7,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2001, the fees pursuant to the Management Agreement amounted to $15,040,968, which was equivalent to an annualized effective rate of 0.675% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement ("Administrative Agreement"), ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above), in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee under the Administrative Agreement for Class AARP, Class S, Class A and Barrett International Shares, for the period September 1, 2000 through February 28, 2001, was equal to an annualized effective rate of 0.375%, 0.375%, 0.375% and 0.375%, respectively, of average daily net assets, computed and accrued daily and payable monthly. The Administrative Fee for Class B, Class C and Class I, for the period December 29, 2000 through February 28, 2001, was equal to an annualized effective rate of 0.45%, 0.425% and 0.15%, respectively, of the average daily net assets, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affliliated with ZSI provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of Independent Directors (including the fees and expenses of their independent counsel). In return for the services provided, each Fund will pay ZSI an Administrative Fee. For the six months ended February 28, 2001, the Administrative Fee was as follows:

                                            Total          Unpaid at
Administrative Fees                       Aggregated      February 28, 2001
--------------------------------------------------------------------------------
Class AARP .........................   $     109,569    $      14,196
Class S ............................       8,121,401        1,193,359
Barrett International Shares .......          38,947            4,082
Class A ............................          85,050           12,937
Class B ............................              79               64
Class C ............................              63               49
Class I ............................              --               --
                                       -------------    -------------
                                       $   8,355,109    $   1,224,687
                                       -------------    -------------

In addition, a one-time reduction of certain costs incurred in connection with the reorganization in fiscal 2000 amounting to $14,986 on Class AARP and $14,095 on Class S is included in Administrative fee on the Statement of Operations.

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period December 29, 2000 (commencement of sales) through February 28, 2001, the Distribution Services Fees are as follows:

                                                                                                    Unpaid at
                                                                                     Total        February 28,
                                             Distribution Services Fees           Aggregated          2001
-----------------------------------------------------------------------------------------------  ---------------
Class B ........................................................................$          132   $          106
Class C ........................................................................           111               88
                                                                                --------------   ---------------
                                                                                $          243   $          194
                                                                                --------------   ---------------

Administrative Services Fees. Kemper Distributors, Inc. ("KDI"), an affiliate of the Advisor, provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. KDI in turn has various agreements with financial services firms that provide these services and pays these fees based on assets of shareholder accounts the firms service. For the six months ended February 28, 2001, the Administrative Services Fees were as follows:

                                                                                                    Unpaid at
                                                                                     Total        February 28,
Administrative Services Fees                                                      Aggregated          2001
-----------------------------------------------------------------------------------------------  ---------------
Class A ........................................................................$       53,162   $       18,229
Class B ........................................................................            45               34
Class C ........................................................................            37               28
                                                                                --------------   ---------------
                                                                                $       53,244   $       18,291
                                                                                --------------   ---------------

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2001 aggregated $2,961, of which none was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period December 29, 2000 (commencement of sales) to February 28, 2001, there were no CDSC for Class B and Class C.

Directors' Fees and Expenses. The Fund pays each of its Directors not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended February 28, 2001, Directors' fees and expenses aggregated $39,475.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Acquisition of Assets

On August 11, 2000, the Fund acquired all of the net assets of AARP International Stock Fund and Scudder International Growth and Income Fund pursuant to plans of reorganization approved by shareholders of the respective funds on July 13, 2000. The acquisitions were accomplished by tax-free exchanges of 1,206,125 shares of the Class AARP shares of the Fund for 3,476,954 shares of AARP International Stock Fund and 595,597 shares of the Class S shares of the Fund for 2,671,709 shares of Scudder International Growth and Income Fund outstanding on August 11, 2000. AARP International Stock Fund's net assets at that date ($69,063,164), including $322,150 of unrealized appreciation, and Scudder International Growth and Income Fund's net assets at that date ($34,104,450), including $2,609,047 of unrealized appreciation, were combined with those of the Fund. The aggregate nets assets of the Fund immediately before the acquisitions were $4,794,833,129. The combined net assets of the Fund immediately following the acquisitions were $4,898,000,743.

F. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                                                                      Six Months Ended                      Year Ended
                                                                     February 28, 2001                   August 31, 2000
                                                               ------------------------------- ------------------------------------
Shares sold                                                       Shares           Dollars          Shares             Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Class AARP ...........................                              237,409    $  12,478,182        35,520***        $2,055,944***
Class S ..............................                           53,666,630    2,724,046,858    77,162,962        4,904,586,415
Barrett International Shares .........                                1,392           79,587        42,572            2,681,859
Class A* .............................                            1,262,333       63,581,217       798,157           52,143,669
Class B** ............................                                5,892          280,229            --                   --
Class C** ............................                                5,634          271,477            --                   --
Class I** ............................                                   20            1,000            --                   --
                                                                              --------------                     --------------
                                                                              $2,800,738,550                     $4,961,467,887
                                                                              --------------                     --------------

Shares issued in tax-free reorganizations
-----------------------------------------------------------------------------------------------------------------------------------
Class AARP ...........................                                   --    $          --     1,206,125        $  69,063,164
Class S ..............................                                   --               --       595,597           34,104,450
                                                                              --------------                     --------------
                                                                               $          --                      $ 103,167,614
                                                                              --------------                     --------------

Shares issued to shareholders in reinvestment of distributions
-----------------------------------------------------------------------------------------------------------------------------------
Class AARP ...........................                               56,608    $   2,774,904            --        $          --
Class S ..............................                            4,240,132      213,289,802     7,566,454          458,569,993
Barrett International Shares .........                               18,524          910,653        38,094            2,329,790
Class A* .............................                               45,561        2,225,810        54,936            3,201,689
                                                                              --------------                     --------------
                                                                               $ 219,201,169                      $ 464,101,472
                                                                              --------------                     --------------

                                       33

                                                                      Six Months Ended                      Year Ended
                                                                     February 28, 2001                   August 31, 2000
                                                               ------------------------------- ------------------------------------
                                                                  Shares           Dollars          Shares             Dollars
Shares redeemed
-----------------------------------------------------------------------------------------------------------------------------------
Class AARP ...........................                             (467,373)    $(24,274,184)      (15,060)***         $(873,162)***
Class S ..............................                          (54,286,888)  (2,779,270,825)  (67,322,438)       (4,299,849,795)
Barrett International Shares .........                              (95,389)      (4,863,452)      (88,451)           (5,541,896)
Class A* .............................                           (1,039,096)     (52,268,949)     (186,688)          (12,260,574)
Class B** ............................                                  (72)          (3,319)
Class C** ............................                               (1,142)         (69,072)
Class I** ............................                                   --               --
                                                                               --------------                     --------------
                                                                             $(2,860,749,801)                    $(4,318,525,427)
                                                                               --------------                     --------------
Net increase (decrease)
-----------------------------------------------------------------------------------------------------------------------------------
Class AARP ...........................                             (173,356)    $ (9,021,098)    1,226,585***       $70,245,946***
Class S ..............................                            3,619,874      158,065,835    18,002,575        1,097,411,063
Barrett International Shares .........                              (72,473)      (3,873,212)       (7,785)            (530,247)
Class A* .............................                              268,798       13,538,078       666,405           43,084,784
Class B** ............................                                5,820          276,910            --                   --
Class C** ............................                                4,202          202,405            --                   --
Class I** ............................                                   20            1,000            --                   --
                                                                               --------------                     --------------
                                                                               $ 159,189,918                     $1,210,211,546
                                                                               --------------                     --------------


*        On December 29, 2000, Class R shares were redesignated as Class A.

** For the period from December 29, 2000 (commencement of sales of Class B, Class C and Class I) to February 28, 2001.

*** For the period from August 14, 2000 (commencement of sales of Class AARP shares) to August 31, 2000.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder International Fund, Inc. and to the Barrett International Shares' Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Barrett International Shares' financial highlights present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at February 28, 2001, the results of its operations, the changes in its net assets, and the Barrett International Shares' financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Barrett International Shares' financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
April 20, 2001

Barrett International
Shares

345 Park Avenue
New York, New York 10154
(800) 854-8525


Investment Manager
Zurich Scudder Investments, Inc.
345 Park Avenue
New York, New York 10154

Distributor
Scudder Investor Services, Inc.
Two International Place
Boston, Massachusetts 02110

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Fund Accounting Agent
Scudder Fund Accounting Corporation
Two International Place
Boston, Massachusetts 02110

Transfer Agent and
Dividend Disbursing Agent
Scudder Service Corporation
P.O. Box 9242
Boston, Massachusetts 02205

Legal Counsel
Dechert
10 Post Office Square South
Boston, Massachusetts 02109

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

This report is for the information of the shareholders. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.